EXHIBIT 10.2

STOCK EXCHANGE AGREEMENT

THIS STOCK EXCHANGE AGREEMENT (this “Agreement”) is entered into effective this 11th day of July, 2013 by and between Northstar Consumer Products, LLC, a Connecticut limited liability company (“Shareholder”) and TriStar Wellness Solutions, Inc., a Nevada corporation (“TWS”). Each of Shareholder and TWS shall be referred to as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, in February 2013, Shareholder exchanged 250,000 shares of TWS Series D Convertible Preferred Stock in exchange for 6,250,000 shares of TWS common stock;

WHEREAS, Shareholder is interested in converting some of those shares of TWS common stock back into Series D Preferred Stock, specifically 2,500,000 shares of TWS common stock back into 100,000 shares of Series D Preferred Stock;

WHEREAS, TWS is interested in decreasing its shares of common stock outstanding by having Shareholder exchange 2,500,000 shares of TWS common stock (the “TWS Common Shares”) back into 100,000 shares of Series D Preferred Stock (the “TWS Preferred Shares”);

WHEREAS, the Parties desire to enter into this Agreement for the exchange of stock in order to further their respective purposes, and intend that the transaction will be a tax free exchange under the Internal Revenue Code of 1986, as amended.

NOW, THEREFORE, for good and adequate consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties covenant, promise and agree as follows:

AGREEMENT

1.             TERMS OF THE EXCHANGE: The Exchange shall be consummated on the following terms and conditions:

(a)           Within five (5) business days of the execution of this Agreement (the “Exchange Date”), Shareholder will deliver to TWS either (i) a stock certificate representing the TWS Common Shares, or (ii) a lost certificate affidavit covering the TWS Common Shares, and (iii) an executed, medallion-guaranteed stock power evidencing the transfer of the TWS Common Shares back to TWS treasury shares, in the form attached hereto as Exhibit A.

(b)          No later than the Exchange Date, TWS will transfer to Shareholder the TWS Preferred Shares in the name of the Shareholder.

2.             REPRESENTATIONS, WARRANTIES AND AGREEMENTS BY SHAREHOLDER: Shareholder hereby represents, warrants and agrees as follows:

(a)           Shareholder has title in and to the TWS Common Shares free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands and claims, of any kind and nature whatsoever, except for those restrictions placed on the shares by applicable federal and state securities laws.

(b)           Shareholder shall transfer title, in and to the TWS Common Shares, to TWS free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands and claims, of any kind and nature whatsoever, whether direct or indirect or contingent.

(c)           Shareholder has the full right, power and authority to enter into this Agreement and to carry out and consummate the transaction contemplated herein. This Agreement constitutes the legal, valid and binding obligation of Shareholder.

(d)          The information heretofore furnished by Shareholder to TWS for purposes of or in connection with this Agreement or any transaction contemplated hereby does not, and all such information hereafter furnished by Shareholder to TWS will not (in each case taken together and on the date as of which such information is furnished), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.

(e)           The representations and warranties herein by Shareholder will be true and correct in all material respects on and as of the date hereof and will, except as provided herein, survive the Exchange Date.

(f)           No form of general solicitation or general advertising was used by Shareholder or TWS or, to the best of its actual knowledge, any other person acting on behalf of Shareholder or TWS, in connection with the Exchange.

(g)           None of the TWS Common Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to the TWS Common Shares.

(h)           Shareholder acknowledges that it has been furnished with such financial and other information concerning TWS, the directors and officers of TWS, and the business of TWS as Shareholder considers necessary in connection with the Exchange. As a result, Shareholder is familiar with the business, operations, properties, and financial condition of TWS and has discussed with officers or legal counsel of TWS any questions Shareholder may have had with respect thereto. Shareholder has consulted with its own legal, accounting, tax, investment and other advisers with respect to the tax treatment, merits, and risks of the transactions contemplated hereby.

(i)            Shareholder acknowledges that the TWS Preferred Shares are governed by terms of that certain Certificate of Designation for TWS’ Series D Convertible Preferred Stock, which sets forth the rights and preferences of TWS’ Series D Convertible Preferred Stock.

(j)            Shareholder represents that he/she/it is acquiring the TWS Preferred Shares solely for his/her/its own account and beneficial interest for investment and not for sale or with a view to distribution of the TWS Preferred Shares or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

(k)           Shareholder further acknowledges that the TWS Preferred Shares are restricted securities under Rule 144 of the Act, and, therefore, if the TWS, in its sole discretion, chooses to issue any certificates reflecting the ownership interest in the TWS Preferred Shares, those certificates will contain a restrictive legend substantially similar to the following:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Without in any way limiting the representations set forth above, Shareholder further agrees not to make any disposition of all or any portion of the TWS Preferred Shares unless and until:

(i)           There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

(ii)           Shareholder shall have obtained the consent of TWS and notified TWS of the proposed disposition and shall have furnished TWS with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by TWS, Shareholder shall have furnished TWS with an opinion of counsel, reasonably satisfactory to TWS, that such disposition will not require registration under the Act or any applicable state securities laws.

Notwithstanding the provisions of subparagraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by such WPV Shareholder to a partner (or retired partner) of Shareholder, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were the Shareholder hereunder as long as the consent of TWS is obtained.

3.             REPRESENTATIONS, WARRANTIES AND AGREEMENTS BY TWS: TWS hereby represents, warrants and agrees as follows:

(a)           TWS a corporation duly qualified and in good standing with the State of Nevada, its state of incorporation, with full power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and to effect the Exchange in accordance with the terms hereof.

(b)           The information heretofore furnished by TWS to Shareholder for purposes of or in connection with this Agreement or any transaction contemplated hereby does not, and all such information hereafter furnished by TWS to Shareholder will not (in each case taken together and on the date as of which such information is furnished), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.

(c)           The representations and warranties herein by TWS will be true and correct in all material respects on and as of the date hereof and will, except as provided herein, survive the Exchange Date.

(d)           No form of general solicitation or general advertising was used by Shareholder or TWS or, to the best of its actual knowledge, any other person acting on behalf of Shareholder or TWS, in connection with the exchange.

(e)           None of the TWS Preferred Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to the TWS Preferred Shares.

4.             CONFIDENTIALITY. Each Party hereto will hold and will cause its agents, officers, directors, attorneys, employees, consultants and advisors to hold in strict confidence, unless compelled to disclose by judicial or administrative process or, in the opinion of its counsel, by other requirements of law, all documents and information concerning any other Party furnished it by such other Party or its representatives in connection with the subject matter hereof (except to the extent that such information can be shown to have been (i) previously known by the Party to which it was furnished, (ii) in the public domain through no fault of such Party, (iii) later lawfully acquired from other sources by the Party to which it was furnished) or (iv) to the extent the information is required to be disclosed by federal or state laws or regulations, and each Party will not release or disclose such information to any other person, except its auditors, attorneys, financial advisors, bankers and other consultants and advisors in connection with this Agreement. Each Party shall be deemed to have satisfied its obligation to hold confidential information concerning or supplied by the other Party if it exercises the same care as it takes to preserve confidentiality for its own similar information.

5.            This Agreement may not be amended, canceled, revoked or otherwise modified except by written agreement subscribed by all of the Parties to be charged with such modification.

6.            This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective partners, employees, agents, servants, heirs, administrators, executors, successors, representatives and assigns.

7.            All Parties hereto agree to pay their own costs and attorneys' fees except as follows.

8.            This Agreement and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Connecticut including all matters of construction, validity, performance, and enforcement and without giving effect to the principles of conflict of laws. Venue for any action brought under this Agreement shall be in the appropriate court in Fairfield County, Connecticut.

9.            This Agreement may be executed in one or more counterparts, each of which when executed and delivered shall be an original, and all of which when executed shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto, agreeing to be bound hereby, execute this Agreement upon the date first set forth above.

“Shareholder”		“TWS”

Northstar Consumer Products, LLC		TriStar Wellness Solutions, Inc.
a Connecticut limited liability company		a Nevada corporation

	/s/ John Linderman		/s/ John Linderman
By:	John Linderman	By:	John Linderman
Its:	Chief Executive Officer	Its:	Chief Executive Officer

Exhibit A

Form of Stock Power